Exhibit 31.2

I, Daniel W. Rumsey, certify that:

1. I have reviewed this annual report on Form 10-KSB of Wave Wireless Corporation;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of Wave Wireless as of, and for, the periods presented in this report;

4. Wave Wireless’ other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e), for Wave Wireless and have:

a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Wave Wireless, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b) Evaluated the effectiveness of Wave Wireless’ disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

c) Disclosed in this report any change in Wave Wireless’ internal control over financial reporting that occurred during Wave Wireless’ most recent fiscal quarter (Wave Wireless’ fourth fiscal quarter in the case of an annual report) that has materially affected or is reasonably likely to materially affect, Wave Wireless’ internal control over financial reporting; and

5. Wave Wireless’ other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Wave Wireless’ auditors and the audit committee of Wave Wireless’ board of directors (or persons performing the equivalent functions):

a) All significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect Wave Wireless’ ability to record, process, summarize and report financial information; and

b) Any fraud, whether or not material, that involves management or other employees who have a significant role in Wave Wireless’ internal control over financial reporting.

Date: March 24, 2006	/s/ Daniel W. Rumsey
Daniel W. Rumsey Acting Chief Executive Officer and Chief Financial Officer (Principal Financial Officer)